SUPPLEMENT DATED NOVEMBER 19, 2007 TO THE
FIRST INVESTORS LIFE SERIES FUNDS PROSPECTUS

Dated May 1, 2007

This Supplement supersedes the prior Supplement dated August 20, 2007.

On November 16, 2007, the First Investors Life Series Special Bond Fund (“Special Bond Fund”) was reorganized into the First Investors Life Series High Yield Fund. As a result, the following changes should be made to the First Investors Life Series Funds prospectus (“Prospectus”) to reflect the reorganization of the Special Bond Fund.

1.

All references and discussions regarding the Special Bond Fund in the Prospectus are deleted in their entirety.

LSP21107

LIFE SERIES HIGH YIELD FUND

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus.  Any representation to the contrary is a criminal offense.

THE DATE OF THIS PROSPECTUS IS MAY 1, 2007

SUPPLEMENTED AS OF NOVEMBER 19, 2007

Contents

INTRODUCTION

FEE TABLE

4

FUND DESCRIPTION

5

FUND MANAGEMENT

8

BUYING AND SELLING SHARES

9

■

How and when does the Fund price its shares?

9

■

How can I invest in the High Yield Fund?

10

■

Can I exchange my investment in the High Yield Fund into any other

First Investors Life Series Funds?

10

■

What are the Fund’s policies on frequent trading in the Fund?

10

■

What are the risks of frequent trading in the Fund?

11

ACCOUNT POLICIES

11

■

What about dividends and capital gain distributions?

11

■

What about taxes?

FINANCIAL HIGHLIGHTS

INTRODUCTION

This prospectus describes the First Investors High Yield Fund (“High Yield Fund” or “Fund”), a series of the First Investors Life Series Funds, and provides an explanation of the Fund’s objectives, its principal investment strategies and risks, performance, fees and expenses.  The High Yield Fund serves as an underlying investment option for variable annuity contracts or variable life insurance policies offered by First Investors Life Insurance Company (“FIL”), including contracts issued for First Investors Life Variable Annuity Fund A (“Separate Account A”).

This prospectus is designed to be provided solely to existing owners of Separate Account A contracts.  FIL is no longer offering new Separate Account A contracts for sale.  Existing Separate Account A contract owners may, however, make additional premium payments. The High Yield Fund is the only investment option available to Separate Account A contract owners who make additional premium payments.  Prior to the close of business on November 16, 2007, Separate Account A contract owners invested in the Special Bond Fund. The Special Bond Fund was reorganized into the High Yield Fund at that time.

The investment objective of the High Yield Fund is non-fundamental, which means that the Board of Trustees may change the investment objective of the Fund without shareholder approval. The Board may take such action when it believes that a change in the objective is necessary or appropriate in light of market circumstances or other events.

For information or service concerning a variable annuity contract or variable life insurance policy, you can contact FIL in writing at Raritan Plaza 1, Edison, New Jersey 08837.  You can also call FIL at 1-800-832-7783 between the hours of 9:00 A.M. and 6:00 P.M., Eastern Time, or fax FIL at 732-855-5935.  You can also obtain information about FIL products through our website at www.firstinvestors.com.  You can also obtain, free of charge, a copy of the last Separate Account A prospectus (dated April 13, 2002) by calling FIL at 1-800-832-7783.

FEE TABLE

The following table shows the fees and expenses for the Fund for the year ended December 31, 2006.  You cannot invest directly in the Fund.  Investments in the Fund can only be made through an existing variable annuity contract or life insurance policy issued by FIL.  The table below does not include the expenses you would incur in purchasing such a variable annuity contract or life insurance policy.  If they were included, the expenses shown in the table below would be higher.

	Management Fees	Other Expenses (1)	Total Annual Fund Operating Expenses (1)
High Yield Fund	0.75%	0.10%	0.85%

(1) The Fund has an expense offset arrangement that may reduce the Fund's custodian fee based on the amount of cash maintained by the Fund with its custodian.  Any such fee reductions are not reflected under Other Expenses or Total Annual Fund Operating Expenses.  Including the expense offsets, the annual net expenses would be 0.84% for the Fund.

Example

The example below shows the expenses associated with investing in the Fund.  It assumes: (1) an investment of $10,000 for the time periods indicated; (2) this investment has a 5% return each year; and (3) the Fund’s operating expenses remain the same.  As previously indicated, you cannot invest directly in the Fund.  Investments in the Fund can only be made through a variable annuity contract or life insurance policy issued by FIL.  The example below does not include the expenses you would incur in purchasing such a variable annuity contract or life insurance policy.  If they were included, the expenses shown in the example below would be higher.

Although the actual costs may be higher or lower, under the assumptions of the example the costs, whether you redeem your shares or not, would be:

	One Year	Three Years	Five Years	Ten Years
High Yield Fund	$87	$271	$471	$1,049

HIGH YIELD FUND

FUND DESCRIPTION

What are the High Yield Fund’s objectives, principal investment strategies and principal risks?

Objectives:

The Fund seeks high current income and, secondarily, capital appreciation.

Principal Investment Strategies:

The Fund primarily invests in high yield, below investment grade corporate bonds (commonly known as “high yield” or “junk bonds”).  High yield bonds include both bonds that are rated below Baa by Moody’s Investors Service, Inc. or below BBB by Standard & Poor’s Ratings Services as well as unrated bonds that are determined by the Fund’s Adviser to be of equivalent quality.  High yield bonds generally provide higher income than investment grade bonds to compensate investors for their higher risk of default (i.e., failure to make required interest or principal payments).  High yield bond issuers include small or relatively new companies lacking the history or capital to merit investment grade status, former blue chip companies downgraded because of financial problems, companies using debt rather than equity to fund capital investment or spending programs and firms with hea vy debt loads. The Fund’s portfolio may include zero coupon bonds and pay-in-kind bonds.  While the Fund invests primarily in securities that are traded in the U.S., it may also invest in securities that are traded in foreign markets.

The Fund may also invest in derivative high yield securities, such as credit-linked securities. Derivative securities are instruments that derive their value from other instruments, securities, or indices.  Credit-linked securities are securities that derive their values from designated indexes or baskets of high yield securities.

The Fund seeks to reduce the risk of a default by selecting bonds through careful credit research and analysis.  The Fund seeks to reduce the impact of a potential default by diversifying its investments among bonds of many different companies and industries.  The Fund attempts to invest in bonds that have stable to improving credit quality and potential for capital appreciation because of a credit rating upgrade or an improvement in the outlook for a particular company, industry or the economy as a whole.

Although the Fund will consider ratings assigned by ratings agencies in selecting high yield bonds, it relies principally on its own research and investment analysis.  The Fund considers a variety of factors, including the overall economic outlook, the issuer’s competitive position, the outlook of its industry, its managerial strength, anticipated cash flow, debt maturity schedules, borrowing requirements, interest or dividend coverage, asset coverage and earnings prospects.  The Fund will usually sell a bond when it shows deteriorating fundamentals or it falls short of the portfolio manager’s expectations.

The Fund may also opportunistically invest in common stocks of companies that have been selected for their total return potential.

Information on the Fund’s recent strategies and holdings can be found in the most recent annual report and information concerning the Fund’s policies and procedures with respect to disclosure of the Fund’s portfolio holdings is available in the Fund’s Statement of Additional Information (see back cover).

Principal Risks:

Any investment carries with it some level of risk.  Here are the principal risks of investing in the High Yield Fund:

Credit Risk:  This is the risk that an issuer of bonds will be unable to pay interest or principal when due.  The prices of bonds are affected by the credit quality of the issuer.  High yield bonds have greater credit risk than higher quality bonds because the companies that issue them are not as financially strong as companies with investment grade ratings. Changes in the financial condition of an issuer, general economic conditions and specific economic conditions that affect a particular type of issuer can impact the credit quality of an issuer.  Such changes may weaken an issuer’s ability to make payments of principal or interest, or cause an issuer of bonds to fail to make timely payments of interest or principal.  Lower quality bonds generally tend to be more sensitive to these changes than higher quality bonds.  While credit ratings m ay be available to assist in evaluating an issuer’s credit quality, they may not accurately predict an issuer’s ability to make timely payments of principal and interest.

Market Risk:  The entire high yield bond market can experience sharp price swings due to a variety of factors, including changes in economic forecasts, stock market volatility, large sustained sales of high yield bonds by major investors, high-profile defaults or the market’s psychology.  This degree of volatility in the high yield market is usually associated more with stocks than bonds.  The prices of high yield bonds held by the Fund could decline not only due to a deterioration in the financial condition of the issuers of such bonds, but also due to overall movements in the high yield market.  Markets tend to run in cycles with periods when prices generally go up, known as “bull” markets, and periods when prices generally go down, referred to as “bear” markets.  These same market risks apply to stocks that may be owned by the Fund.

Interest Rate Risk:  The market value of a high yield bond is affected by changes in interest rates.  When interest rates rise, the market value of a bond generally declines, and when interest rates decline, the market value of a bond generally increases.  Generally, the longer the maturity and duration of a bond, the greater its sensitivity to interest rates.

Liquidity Risk:  High yield bonds tend to be less liquid than higher quality bonds, meaning that it may be difficult to sell high yield bonds at a reasonable price, particularly if there is a deterioration in the economy or in the financial prospects of their issuers.  As a result, the prices of high yield bonds may be subject to wide price fluctuations due to liquidity concerns.

Foreign Securities Risk:  Investments in foreign securities involve additional risks, including risks arising from currency fluctuations, government regulation, unfavorable political or legal developments, differences in financial reporting standards and less stringent regulation of foreign securities markets.

Derivative Securities Risk:  Investments in derivative securities can increase the volatility of the Fund’s share price and expose the Fund to significant additional costs and potential investment losses.  Credit-linked securities may produce investment losses if the underlying index or basket of high yield securities performs poorly, if they do not perform in line with the index or basket of high yield securities, or if counter-parties are unable to satisfy their obligations.  At times, it may be difficult to sell derivative securities due to the lack of an available trading market.

Accordingly, the value of your investment in the Fund will go up and down, which means that you could lose money.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

How has the High Yield Fund performed?

The following information shows how the Fund’s performance has varied from year to year and in comparison with a broad-based index.  This gives you some indication of the risks of investing in the Fund.  The Fund’s past performance does not necessarily indicate how the Fund will perform in the future.

The bar chart presented below shows the performance of the Fund’s shares over the past ten calendar years.  The bar chart does not reflect fees and expenses that may be deducted by the variable annuity contract through which you invest.  If they were included, the returns would be less than those shown.

During the periods shown, the highest quarterly return was 7.38% (for the quarter ended June 30, 2003), and the lowest quarterly return was -5.78% (for the quarter ended September 30, 2001).

The following table shows the average annual total returns for the Fund’s shares assuming reinvestment of dividends and other distributions, if any.  The Fund sells its shares solely to a variable annuity subaccount at net asset value.  The average annual total returns shown for the Fund’s shares do not reflect the fees and charges that an individual would pay in connection with an investment in a variable annuity contract.  If they were included, the returns would be less than those shown.

AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2006)

	1 Year	5 Years	10 Years
High Yield Fund	9.77%	9.34%	5.57%
Credit Suisse High Yield Index II (reflects no deduction for fees, expenses or taxes)*	11.92%	11.07%	7.09%

* The Credit Suisse High Yield Index II is designed to measure the performance of the high yield bond market.

FUND MANAGEMENT

First Investors Management Company, Inc. (“FIMCO” or “Adviser”) is the investment adviser to the Fund.  FIMCO has been the investment adviser to the First Investors Family of Funds since 1965.  Its address is 110 Wall Street, New York, NY 10005.  As of December 31, 2006, FIMCO served as investment adviser to 50 mutual funds or series of funds with total net assets of approximately $7.3 billion.  FIMCO supervises all aspects of the Fund’s operations.  For the fiscal year ended December 31, 2006, FIMCO received advisory fees, net of waiver (if any), of 0.75% of the Fund’s average daily net assets.

Greg Miller and Richard T. Bourke, CFA, serve as Co-Portfolio Managers of the Fund.  Messrs. Miller and Bourke also serve as Co-Portfolio Managers of another First Investors Fund.  Mr. Miller joined FIMCO in 1991 as a securities analyst for the High Yield Department.  Mr. Bourke joined FIMCO in 1997 as an analyst.

The Statement of Additional Information provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of securities in the Fund.

Descriptions of the factors considered by the Board of Trustees in considering the approval of the Advisory Agreement are available in the Fund’s Semi-Annual Report to shareholders for the six-months ending June 30, 2006.

The Fund has received an exemptive order from the Securities and Exchange Commission, which permits FIMCO to enter into new or modified subadvisory agreements with existing or new subadvisers without approval of a Fund’s shareholders but subject to the approval of the Fund’s Board of Trustees. In addition, there is a rule pending at the SEC, which, if adopted, would permit the Fund to act in such manner without seeking an exemptive order.  In the event that a subadviser is added or modified, the prospectus will be supplemented.

BUYING AND SELLING SHARES

How and when does the Fund price its shares?

The share price (which is called “net asset value” or “NAV” per share) for the Fund is calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern Time) each day that the NYSE is open (“Business Day”).  The NYSE is closed on most national holidays and Good Friday.  In the event that the NYSE closes early, the share price will be determined as of the time of the closing.

To calculate the NAV, the Fund first values its assets, subtracts its liabilities, and then divides the balance, called net assets, by the number of shares outstanding.

The investments of the Fund are generally valued based upon their last reported sale prices, market quotations, or estimates of value provided by a pricing service as of the close of trading on the NYSE (collectively, “current market values”). If current market values for investments are not readily available, are deemed to be unreliable, or do not appear to reflect significant events that have occurred prior to the close of trading on the NYSE, the investments may be valued at fair value prices as determined by the investment adviser of the Fund under procedures that have been approved by the Board of Trustees of the Fund.

The Fund may fair value a security due to, among other things, the fact that: (a) a pricing service does not offer a current market value for the security; (b) a current market value furnished by a pricing service is believed to be stale; (c) the security does not open for trading or stops trading and does not resume trading before the close of trading on the NYSE, pending some corporate announcement or development; or (d) the security is illiquid or trades infrequently and its market value is therefore slow to react to information.  In such cases, the Fund’s investment adviser will price the security based upon its estimate of the security’s market value using some or all of the following factors: the information that is available as of the close of trading on the NYSE, including issuer-specific news; overall market movements; sector movements; or movements of similar securities.

In the event that a security is priced using fair value pricing, the Fund’s value for that security is likely to be different than the security’s last reported market sale price or quotation.  Moreover, fair value pricing is based upon opinions or predictions on how events or information may affect market prices.  Thus, different investment advisers may, in good faith and using reasonable procedures, conclude that the same security has a different fair value.  Finally, the use of fair value pricing for one or more securities held by the Fund could cause the Fund’s net asset value to be materially different than if the Fund had employed market values in pricing its securities.

Debt obligations with maturities of 60 days or less are valued at amortized cost.

How can I invest in the High Yield Fund?

Separate Account A contract owners may invest in the High Yield Fund by making additional premium payments.  The premium payments received by FIL, less applicable charges and expenses, are invested in Separate Account A, which in turn invests in the Fund.  As stated in the Introduction, FIL is no longer offering new Separate Account A contracts. For information about how to buy or sell (surrender) the variable annuity contracts and variable life insurance policies, see the applicable Separate Account prospectus.  It will describe not only the process for buying and selling (surrendering) contracts and policies but also the fees and charges involved.

For information or service concerning a variable annuity contract or variable life insurance policy, you can contact FIL in writing at Raritan Plaza 1, Edison, New Jersey 08837.  You can also call FIL at 1-800-832-7783 between the hours of 9:00 A.M. and 6:00 P.M., Eastern Time, or fax FIL at 732-855-5935.  You can also obtain information about FIL products through our website at www.firstinvestors.com.  You can also obtain from FIL, free of charge, a copy of the last Separate Account A prospectus (dated April 13, 2002) by calling 1-800-832-7783.

Can I exchange my investment in the High Yield Fund into any other First Investors Life Series Funds?

Separate Account A contract owners are restricted under their variable annuity contracts to a single investment option, which is the High Yield Fund, and cannot exchange from the High Yield Fund into any of the other First Investors Life Series Funds.

What are the Fund’s policies on frequent trading in the Fund?

While Separate Account A contract owners cannot exchange from the High Yield Fund into any of the other First Investors Life Series Funds, other separate accounts also invest in the Fund.  Furthermore, the owners of policies and contracts issued by these other separate accounts have the right to transfer in and out of the High Yield Fund.  You should therefore be aware of the Life Series Funds’ policy on frequent trading that applies to the High Yield Fund.

The Fund is designed for long-term investment purposes and it is not intended to provide a vehicle for frequent trading.  The Board of Trustees of the Fund has adopted policies and procedures to detect and prevent frequent trading in the shares of the Fund.  These policies and procedures apply uniformly to all accounts.  However, the ability of the Fund to detect and prevent frequent trading in certain accounts, such as omnibus accounts, is limited.

It is the policy of the Fund to decline to accept any new account that the Fund has reason to believe will be used for market timing purposes, based upon the amount invested, the Fund or Funds involved, and the background of the shareholder or broker-dealer involved.  Alternatively, the Fund may allow such an account to be opened if it is provided with written assurances that the account will not be used for market timing.

It is the policy of the Fund to monitor activity in existing accounts to detect market-timing activity.  The criteria used for monitoring differ depending upon the type of account involved.  It is the policy of the Fund to reject, without any prior notice, any purchase or exchange transaction if the Fund believes that the transaction is part of a market timing strategy.  The Fund also reserves the right to reject exchanges that in the Fund’s view are excessive, even if the activity does not constitute market timing.

If the Fund rejects an exchange because it is believed to be part of a market timing strategy or otherwise, neither the redemption nor the purchase side of the exchange will be processed.  Alternatively, the Fund may restrict exchange activity that is believed to be part of a market timing strategy or refuse to accept exchange requests via telephone, or any other electronic means.

What are the risks of frequent trading in the Fund?

To the extent that the policies of the Fund are not successful in detecting and preventing frequent trading in the shares of the Fund, frequent trading may: (a) interfere with the efficient management of the Fund by, among other things, causing the Fund to hold extra cash or to sell securities to meet redemptions; (b) increase portfolio turnover, brokerage expenses, and administrative costs; and (c) harm the performance of the Fund, particularly for long-term shareholders who do not engage in frequent trading.

The risk of frequent trading includes the risk that investors may attempt to take advantage of the fact that high yield bonds generally trade infrequently and therefore their prices are slow to react to information.  To the extent that these policies are not successful in preventing a shareholder from engaging in market timing, it may cause dilution in the value of the shares held by other shareholders.

ACCOUNT POLICIES

What about dividends and capital gain distributions?

Separate Account A, which owns the shares of the Fund, will receive all dividends and distributions.  As described in the Separate Account A prospectus, all dividends and distributions are then reinvested by the Separate Account in additional shares of the Fund.

To the extent that it has net investment income, the Fund will declare and pay, on an annual basis, dividends from net investment income.  Any net realized capital gains will be declared and distributed on an annual basis, usually at the end of the Fund’s fiscal year.  The Fund may make an additional distribution in any year, if necessary, to avoid a Federal excise tax on certain undistributed income and capital gains.

What about taxes?

You will not be subject to taxes as the result of purchases or sales of Fund shares by Separate Account A, or Fund dividends, or distributions to the Separate Account. There are tax consequences associated with investing in the variable annuity contracts.  These are discussed in the Separate Account A prospectus.

FINANCIAL HIGHLIGHTS

The financial highlights shown in the tables represent the financial history of the predecessor fund of the same name, which was acquired by the Fund on April 28, 2006.  The Fund has adopted the financial history of its respective predecessor fund.  The financial highlights tables are intended to help you understand the Fund’s financial performance for the years indicated.  The following table sets forth the per share data for each fiscal year ended December 31.  Certain information reflects financial results for a single Fund share.  The total returns in the table represent the rates that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and other distributions).  The information has been audited by Tait, Weller & Baker, whose report, along with the Fund’s financial statements, is included in the Statement of Additional Information, which is available upon request.

                       Year Ended December 31

Per Share Data	2006	2005	2004	2003	2002

Net Asset Value at Beginning of Year…	$8.07	$8.66	$8.50	$7.40	$8.13

Income from Investment Operations Net investment income…………………..	$.62	$.65	$.62	$.63	$.70

Net realized and unrealized gain (loss) on investments……………….	$.12	$(.61)	$.17	$1.16	$(.54)

Total from Investment Operations……..	$.74	$.04	$.79	$1.79	$.16

Less Distributions from Net investment income…………………..	$.67	$.63	$.63	$.69	$.89
Net Realized gains………………………..	____	____	____	____	____
Total Distributions……………………..…	$.67	$.63	$.63	$.69	$.89
Net Asset Value at End of Year…..……	$8.14	$8.07	$8.66	$8.50	$7.40

Total Return (%)†………………………	9.77	.41	9.94	26.14	2.25

Ratios/Supplemental Data

Net Assets at End of Year
(in millions)………………………………..	$68	$69	$70	$64	$50

Ratios to Average Net Assets (%): Expenses……………………………………	.85	.87	.85	.85	.86
Net investment income…………………..	7.63	8.01	7.55	8.34	9.34
Portfolio Turnover Rate (%)……………..	31	35	33	30	13

† The effect of fees and charges incurred at the separate account level are not reflected in these performance figures.   If they were included, the performance figures would be less than shown.

HIGH YIELD FUND

For more information about the Fund, the following documents are available for free upon request:

Annual/Semi-Annual Reports:

These Reports include the portfolio holdings of the Fund as well as a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Statement of Additional Information (SAI):

The SAI provides more detailed information about the Fund and is incorporated by reference into this prospectus.

To obtain free copies of the Reports and the SAI, or to obtain other information, you may visit our website at: www.firstinvestors.com or contact the Fund at:

Administrative Data Management Corp.

Raritan Plaza 1

Edison, NJ 08837-3620

Telephone:  1-800-423-4026

You can review and copy Fund documents (including the Reports and the SAI) at the Public Reference Room of the SEC in Washington, D.C.  You can also obtain copies of Fund documents after paying a duplicating fee (i) by writing to the Public Reference Section of the SEC, Washington, D.C. 20549 or (ii) by electronic request at publicinfo@sec.gov.  To find out more, call the SEC at 1-202-551-8090.  Text-only versions of Fund documents can be viewed online or downloaded from the EDGAR database on the SEC’s Internet website at http://www.sec.gov.

(Investment Company Act File No. 811-4325)

SUPPLEMENT DATED NOVEMBER 19, 2007 TO THE

FIRST INVESTORS LIFE SERIES FUNDS

STATEMENT OF ADDITIONAL INFORMATION

Blue Chip Fund

Cash Management Fund

Discovery Fund
Focused Equity Fund

Government Fund

Growth & Income Fund

High Yield Fund

International Fund

Investment Grade Fund
Target Maturity 2007 Fund

Target Maturity 2010 Fund

Target Maturity 2015 Fund

Value Fund

Special Bond Fund

Dated May 1, 2007

On November 16, 2007, the First Investors Life Series Special Bond Fund (“Special Bond Fund”) was reorganized into the First Investors Life Series High Yield Fund. As a result, the following changes should be made to the First Investors Life Series Funds Statement of Additional Information dated May 1, 2007, (“SAI”) to reflect the reorganization of the Special Bond Fund.

1.

All references and discussions in the SAI regarding First Investors Life Series Special Bond Fund (“Special Bond Fund”) are deleted in their entirety.

2.

Add the following sentence at the end of the first paragraph on page I-3 in the section “History and Classification of the Funds”:

On November 16, 2007, the Special Bond Fund was reorganized into the High Yield Fund.

3.

The Investment Strategies checklist in Appendix A for the Special Bond Fund on page I-A-10 is deleted in its entirety.

LSSAI21107